                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)      October 28, 1996
                                                ----------------------------


                           WSFS FINANCIAL CORPORATION
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


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

       Delaware                                   0-16668                              22-2866913
--------------------                     ------------------------                 ----------------------
   (State or Other                       (Commission File Number)                    (I.R.S. Employer
   Jurisdiction of                                                                Identification Number)
   Incorporation)

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    838 Market Street, Wilmington, Delaware             19899
    ---------------------------------------        ---------------
   (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:        (302) 792-6000
                                                     -----------------------















                            Total number of pages 3.


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Item 5.  Other Events


    On October 28, 1996, the Registrant announced that its Board of Directors had approved a second stock repurchase program to purchase up to 10% of the Registrant's outstanding common stock, $.01 par value per share (the "Common Stock"). Under the new repurchase program, stock repurchases may be effected through open-market repurchases and privately negotiated transactions. As previously announced, the Registrant completed a stock repurchase program during the first half of 1996 in which 5% of the Common Stock was repurchased.


































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WSFS Financial Corporation


Date:  November 1, 1996                    /s/  MARVIN N. SCHOENHALS
                                          -------------------------------------
                                                Marvin N. Schoenhals
                                          President and Chief Executive Officer